UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

GAXOS.AI INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41620	87-3288897
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

101 Eisenhower Pkwy, Suite 300,

Roseland, NJ 07068

(Address of principal executive offices, including ZIP code)

(973) 275-7428

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001	GXAI	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 2, 2026, Gaxos.ai Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with America First Defense.AI LLC, a New Mexico limited liability company (“AFD”), pursuant to which the Company agreed to purchase, and AFD agreed to sell, 19.99% of AFD’s outstanding membership interests (the “Membership Interests”) for an aggregate purchase price of $2,900,000.

The closing of the purchase (the “Closing”) is expected to occur on or before March 5, 2026, subject to satisfaction of the conditions set forth in the Purchase Agreement. On or before the Closing, the Company is required to pay the purchase price by wire transfer to an account designated by AFD. Within five calendar days following the Closing, AFD is required to deliver the Membership Interests to the Company.

The Purchase Agreement contains customary representations, warranties and covenants of the parties, including provisions regarding the private offering nature of the transaction. The Membership Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under applicable state securities laws, and are being issued and sold in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act. The Purchase Agreement also includes restrictions on transfer of the Membership Interests, including that any transfer must be made in accordance with applicable law and AFD’s operating agreement.

In addition, the Purchase Agreement provides the Company with certain tag-along rights in connection with certain transfers by AFD of membership interests to third parties, as further described in the Purchase Agreement.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On March 3, 2026, the Company issued a press release regarding the Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement, by and between America First Defense.AI LLC and Gaxos.ai Inc. dated as of March 2, 2026
99.1	Press Release dated March 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2026	GAXOS.AI INC.

/s/ Vadim Mats
Vadim Mats
Chief Executive Officer